Exhibit 10.12


                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT, made as of the 25th day of October, 1996, by and between WACHOVIA CORPORATION (the "Corporation") and HUGH M. DURDEN (the "Executive");

                                R E C I T A L S:

                  The  Corporation   desires  to  secure  the  services  of  the
Executive in its behalf or in behalf of one or more of its subsidiaries for which the Executive may render services hereunder from time to time, in accordance with the terms and conditions set forth herein. In addition, the Corporation desires to provide the Executive with an incentive to remain in the service of the Corporation or one or more of its subsidiaries by granting to the Executive compensation security as set forth herein should his employment be terminated by the Corporation without cause during the term of this Agreement.

                  NOW, THEREFORE, the Corporation and the Executive hereby mutually agree as follows:

                  1. Employment. The Executive shall devote his working time exclusively to the performance of such services for the Corporation or one or more of its subsidiaries as may be assigned to him by the
         Corporation from time to time, and shall perform such services faithfully and to the best of his ability. Such services shall be rendered in a senior management or executive capacity and shall be of a type for which the Executive is suited by background and training. References herein to services rendered for the Corporation and compensation and benefits payable or provided by the Corporation shall include services rendered for and compensation and benefits payable or provided by any subsidiary of the Corporation.

                  2. Term of Agreement. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 1999; provided, however, that commencing on the first anniversary of this Agreement, and each anniversary thereafter, the term of this Agreement shall automatically be extended for one additional year unless at least 90 days prior to any such anniversary date either party shall notify the other in writing that it does not wish to extend the term of this Agreement beyond the then applicable expiration date. In no event, however, may the term of this Agreement extend beyond the Executive's sixtieth birthday. References herein to the "term" of this Agreement shall mean the original term plus any continuation as provided in this Section 2. The "term" shall not be deemed to refer to the Compensation Period described in Section 4.

                  3. Termination of Employment by the Corporation. The Corporation may terminate the employment of the Executive at any time for any reason; provided, that except as set forth in Sections 6 and 7, the Corporation will provide the Executive with Compensation Continuance to the extent described in Section 4 if the

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         Executive's  employment is  involuntarily  terminated.  The Executive's employment shall be deemed to be involuntarily terminated if he is terminated by the Corporation for any reason other than for "cause" as defined in Section 6, or if he voluntarily terminates employment within six months after: (a) his base salary is reduced below its level in effect on the date hereof without the Executive's consent, or (b) the Corporation amends the Executive Retirement Agreement between the Corporation and the Executive dated January 27, 1995 (the "Retirement Agreement"), without the Executive's consent, and such amendment reduces benefits to which the Executive would have been entitled had such amendment not been made, or (c) the duties assigned to the Executive are not of the status and type described in Section 1 and the Executive has not consented thereto. The Executive shall be deemed to have consented to any reduction described in (a) or (b), or assignment described in (c), unless he shall object thereto in writing within thirty days after he receives notice thereof.

                  4. Compensation Continuance. If the Executive's employment hereunder is involuntarily terminated as described in Section 3, he will be entitled to receive the cash compensation and benefits described in (a), (b) and (c) below (herein, "Compensation Continuance") for the period beginning with the date of such involuntary termination and ending with the earlier of (i) the third anniversary of the date of such termination, or (ii) the Normal Retirement Date of the Executive as defined in the Retirement Agreement (such period is referred to herein as the "Compensation Period"). The duration of the Compensation Period shall not be affected by the fact that the term of this Agreement otherwise would end before such Period expires. The cash compensation and benefits are as follows:

                           (a)   Cash   Compensation.   The   amount   of   cash
                  compensation to be received monthly during the Compensation Period shall equal one-twelfth of the sum of (i) the Executive's highest annual rate of salary from the Corporation in effect during the 12-month period prior to his involuntary termination, plus (ii) an amount equal to the average of the annual amounts, if any, awarded to the Executive under the Corporation's Senior Management Incentive Plan for the three consecutive calendar years next preceding the year of such termination, plus (iii) the average of any annual contributions by the Corporation (excluding participant contributions) in behalf of the Executive under the Retirement Savings and Profit-Sharing Plan of Wachovia Corporation and the Wachovia Corporation Retirement Savings and Profit-Sharing Benefit Equalization Plan for the three consecutive calendar years preceding the year of such termination. Each monthly payment of such cash compensation shall have deducted therefrom all payroll taxes and withholdings required by law.


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                           (b) Employee Benefits. During the Compensation Period
                  the  Executive   shall  be  carried  on  the  payroll  of  the
                  Corporation, and shall be deemed to be continuing in the employment of the Corporation for the purpose of applying and administering employee benefit plans of the Corporation (other
                  than  any  tax-qualified   retirement  plans)  and  individual
                  contracts between the Corporation and the Executive providing supplemental or equalization payments or benefits with respect to the Executive. The Executive shall participate in any changes during the Compensation Period in benefit plans or programs applicable generally to employees of the Corporation, or to a class of employees which includes senior executives of the Corporation, but shall not have any right or option to participate in any such plan or program in which he was not a participant immediately prior to his involuntary termination of employment. Any individual contract between the Corporation and the Executive in effect at the time of his involuntary termination of employment may be terminated or amended by the Corporation to the extent permitted by the terms of such contract; provided, that during the Compensation Period the Corporation shall not, without the written consent of the Executive or except to the extent required by law, make any amendment to or terminate any one or more of the following individual contracts or plans as applied to the Executive: (i)
                  the  Retirement  Agreement;   (ii)  the  Wachovia  Corporation
                  Retirement Savings and Profit-Sharing Benefit Equalization Plan; and (iii) the Wachovia Corporation Retirement Income Benefit Enhancement Plan. The Corporation shall have no obligation to the Executive to make any change or improvement in any such contract during the Compensation Period even if the Corporation shall make changes or improvements during such period in similar contracts, if any, with other senior executives of the Corporation.

                           (c) Acceleration of Stock Options and Restricted Awards. Immediately upon termination of the Executive's employment, all options previously granted to the Executive and outstanding on the date of termination to acquire shares of common stock of the Corporation shall become fully vested and exercisable (or subject to surrender) in full and all restricted awards shall be deemed to be earned in full; provided, that restricted awards based upon performance criteria or a combination of performance criteria and continued service shall be deemed to be earned in accordance with the terms, conditions and procedures of the plan or plans pursuant to which any such restricted awards were granted.


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         In the event that the  Executive  shall engage in full-time  employment permitted hereunder for another employer or on a self-employed basis during the Compensation Period, his employment with the Corporation shall be deemed to have terminated for purposes of Section 4(b) as of the date he begins such full-time employment, but the payments in
         Section 4(a) shall continue for the remainder of the Compensation Period and the rights under Section 4(c) shall be applicable, in each case subject to the provisions of Section 7.

                  5. Voluntary Termination of Employment by the Executive. The Executive reserves the right to terminate his employment voluntarily at any time for any reason following at least six months' notice to the Corporation. If such notice shall be given, this Agreement shall terminate as of the effective date of termination as set forth in such notice (or the date six months from the date of receipt by the Corporation of such notice, if no effective date shall be set forth therein), unless sooner terminated as provided in Section 3, 6 or 8. The Executive shall not be entitled to any form of Compensation Continuance as a result of such voluntary termination.

                  6. Termination for Cause. This Agreement shall immediately be terminated and neither party shall have any obligation hereunder
         (including but not limited to any obligation on the part of the Corporation to provide Compensation Continuance) if the Executive's employment is terminated for "cause." Termination for cause shall occur when termination results from the Executive's (a) criminal dishonesty,
         (b) refusal to perform his duties hereunder on substantially a full-time basis, (c) refusal to act in accordance with any specific substantive instructions of the Chief Executive Officer or the Board of Directors of the Corporation, or (d) engaging in conduct which could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interests of the Corporation. The determination of whether a termination is for cause shall be made by the Management Resources and Compensation Committee of the Board of Directors of the Corporation (the "Committee"), and such determination shall be final and conclusive on the Executive and all other persons affected thereby.

                  7. Executive's Obligations; Early Termination of Compensation Period.

                           (a) During the  Compensation  Period,  the  Executive
                  shall provide consulting services to the Corporation at such time or times as the Corporation shall reasonably request, subject to appropriate notice and to reimbursement by the Corporation of all reasonable travel and other expenses incurred and paid by the Executive. In the event the Executive shall engage in full-time employment permitted hereunder during the Compensation Period for another employer or on a self-employed basis, his obligation to provide the consulting

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                  services hereunder shall be limited by the requirements of such employment.

                           (b) The  Executive  shall not  disclose  to any other
                  person any material information or trade secrets concerning the Corporation or any of its subsidiaries at any time during or after the Compensation Period. The Executive will at all times refrain from taking any action or making any statements, written or oral, which are intended to and do disparage the business, goodwill or reputation of the Corporation or any of its subsidiaries, or their respective directors, officers, executives or other employees, or which could adversely affect the morale of employees of the Corporation or any subsidiaries.

                           (c) The Executive shall not, without the Corporation's written consent, engage in competitive employment at any time during the Compensation Period. The Executive shall be deemed to engage in competitive employment if he shall render services as an employee, officer, director, consultant or otherwise, for any employer which conducts a principal business or enterprise that competes directly with the Corporation or affiliate of the Corporation.

                           (d) In the event that the  Executive  shall refuse to
                  provide consulting services in accordance with paragraph (a), or shall materially violate the terms and conditions of paragraph (b) or (c), the Corporation may, at its election, terminate the Compensation Period and Compensation Continuance to the Executive. The Corporation may also initiate any form of legal action it may deem appropriate seeking damages or injunctive relief with respect to any material violations of paragraph (a), (b) or (c).

                           (e) The Committee shall be responsible for determining whether the Executive shall have violated this
                  Section 7, and all such determinations shall be final and conclusive. Upon the request of the Executive, the Committee will provide an advance opinion as to whether a proposed activity would violate the provisions of paragraph (c).

                  8. Death and Disability. In the event that, during the term of this Agreement or during the Compensation Period, the Executive shall die or shall become entitled to benefits under the Corporation's Long-Term Disability Plan, this Agreement shall thereupon terminate and neither the Executive nor any other person shall have any further rights or benefits hereunder (including any rights to Compensation Continuance).


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                  9. Other Severance  Benefits.  Except as otherwise provided in this Agreement, the Executive shall not be entitled to any form of severance benefits, including benefits otherwise payable under any of the Corporation's regular severance plans or policies, irrespective of the circumstances of his termination of employment. The Executive agrees that the payments and benefit provided hereunder, subject to the terms and conditions hereof, shall be in full satisfaction of any rights which he might otherwise have or claim by operation of law, by implied contract or otherwise, except for rights which he may have under employee benefit plans of the Corporation or individual written contracts with the Corporation.

                  10. Waiver of Claims. In consideration of the obligations of the Corporation hereunder, the Executive unconditionally releases the Corporation, its directors, officers, employees and shareholders, from any and all claims, liabilities and obligations of any nature pertaining to termination of the Executive's employment by the Corporation, including but not limited to (a) any claims under federal, state or local laws prohibiting discrimination, including without limitation the Age Discrimination in Employment Act of 1967, as amended, or (b) any claims growing out of any alleged legal restrictions on the Corporation's right to terminate the Executive's employment, such as any alleged implied contract of employment or termination contrary to public policy. The Executive acknowledges that he has been advised to consult with an attorney prior to signing this Agreement, that he has had no less than twenty-one days to consider this Agreement prior to the execution hereof, and that he may revoke this Agreement at any time within seven days following the execution hereof.

                  11. Notices. All notices hereunder shall be in writing and deemed properly given if delivered by hand and receipted or if mailed by registered mail, return receipt requested. Notices to the Corporation shall be directed to the Secretary of the Corporation with a copy directed to the Chief Executive Officer. Notices to the Executive shall be directed to his last known address.


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                  12.      Miscellaneous.

                           (a) The waiver, whether express or implied, by either
                  party of a violation of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent violation of any such provision.

                           (b) No right,  benefit or interest hereunder shall be
                  subject   to   assignment,    encumbrance,   charge,   pledge,
                  hypothecation or set off in respect of any claim, debt or obligation, or similar process.

                           (c) This Agreement may not be amended, modified or
                  canceled except by written agreement of the parties.

                           (d) In the event  that any  provision  or  portion of
                  this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall remain in full force and effect to the fullest extent permitted by law.

                           (e) This Agreement shall be binding upon and inure to
                  the benefit of the Executive and the Corporation, and their respective heirs, successors and assigns.

                           (f) No benefit or promise  hereunder shall be secured
                  by any specific assets of the Corporation. The Executive shall have only the rights of an unsecured general creditor of the Corporation in seeking satisfaction of such benefits or promises.

                           (g) This Agreement shall be governed by the construed
                  in accordance with the laws of the State of North Carolina.

                           (h) This  Agreement  sets forth the entire  agreement
                  and understanding of the parties hereto with respect to the matters covered hereby, and amends and supersedes any predecessor Employment Agreement between the parties hereto.


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                  IN WITNESS WHEREOF,  this Agreement has been executed by or in behalf of the parties hereto as of the date first above written.

                                           WACHOVIA CORPORATION


                                           By: ____________________________
                                                 Chief Executive Officer

Attest:

---------------------------
Secretary

[Corporate Seal]

                                           /s/ Hugh M. Durden  (Seal)
                                           --------------------
                                           Executive

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